PRIVILEGE SELECT VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated September 28, 2010

to the

Prospectus dated May 1, 2002

Effective on September 27, 2010 (“merger date”), the Putnam VT Vista Fund merged into the Putnam VT Multi-Cap Growth Fund. Because of this merger, on September 27, 2010 the Putnam VT Vista Fund subaccount merged into the Putnam VT Multi-Cap Growth Fund subaccount.

If you do not wish to remain allocated to the Putnam VT Multi-Cap Growth Fund subaccount, you may generally transfer your policy value allocated in the Putnam VT Multi-Cap Growth Fund subaccount to any other subaccount listed in your Prospectus. However, please note that there may be negative consequences and you may lose certain benefits if your transfer or updated investment allocation violates any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing).

If you reallocate your policy value to another subaccount from the Putnam VT Multi-Cap Growth Fund subaccount, you will not be charged for the transfer from the Putnam VT Multi-Cap Growth Fund subaccount into another available subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Privilege Select Variable Annuity dated May 1, 2002